SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

ASTEC INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14714	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road

Chattanooga, Tennessee 37421

(Address of Principal Executive Offices and Zip Code)

(423) 899-5898

(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

Issuance of Press Release Regarding Earnings for Third Quarter 2003

On October 21, 2003, Astec Industries, Inc. (the "Company") issued a press release announcing its financial results for its quarter ended September 30, 2003 of the Company's 2003 fiscal year.

A copy of the Company's press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEC INDUSTRIES, INC.

Date: October 21, 2003 By: /s/ J. Don Brock

J. Don Brock, Chairman of the Board

and President (Principal Executive Officer)

Index to Exhibits
Exhibit Description
Press Release, dated October 21, 2003.